                                  Preliminary
                           Marketing Memorandum for:

                                 $ 50,000,000

                           UCFC Funding Corporation
                                  (Depositor)

           Manufactured Housing Contract Pass-Through Certificates,
                                 Series 1996-2

The information included herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the transaction, and not by or as agent for UCFC Funding Corporation or any of its affiliates (collectively, the "Depositor"). The Depositor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Depositor. PSI makes no representations as to the accuracy of such information provided by the Depositor. All opinions and conclusions in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

                           UCFC Funding Corporation

     Manufactured Housing Contract Pass-Through Certificates Series 1996-2

                 PRICING INFORMATION

            -----------------------------------


Class:                   A

Approximate

Face Amount:             $ 50,000,000

Coupon:                  7.135%

Price:                   99-31

Yield:                   7.18%

Spread:                  90 Bp

Exp Avg Life

to Maturity:             6.54  yrs

Exp Avg Life

to 10% call:             6.17  yrs

Exp 1st Prin Pmt:        01/15/97

Exp Mat:                 12/15/10

Stated Mat:              04/15/28

Pricing Speed:           175% MHP

Pricing Date:            12/18/96

Investor

Settle Date:             12/31/96

Pmt Delay:               14 days

Cut-off Date:            12/01/96

Dated Date:              12/01/96


Int Pmt:                 30/360

Pmt Terms:               Monthly

1st Int. Pmt Date:       01/15/97

Expected
Rating:                  AAA/Aaa/AAA
(S&P/Moody's/Fitch)

 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL
                             ADVISOR IMMEDIATELY.

                           UCFC Funding Corporation

     Manufactured Housing Contract Pass-Through Certificates Series 1996-2

Title of Certificates:  Manufactured Housing Contract Pass-Through Certificates,
                        Series 1996-2

Offered Certificates:   Class A Certificates.

Certificate Balance:    $  50,000,000

Depositor:              UCFC Funding Corporation, a Louisiana corporation.

Servicer:               United Companies Lending Corporation, a Louisiana
                        corporation, an indirect, wholly-owned subsidiary of United Companies Financial Corporation.

Originators:            The Contracts were, and any Subsequent Contracts will
                        have been, originated or purchased by United Companies
                        Funding, Inc. ("UCFI"), United Companies or UNICOR
                        Mortgage, Inc. ("UNICOR," and collectively with UCFI and United Companies, the "Originators") Each Originator is a Louisiana corporation and an affiliate of the Depositor.

Trustee:                Bankers Trust Company of California, N.A.

Sole Manager:           Prudential Securities Incorporated

Securities Offered:     100% MBIA-guaranteed, pass-through certificates.

Offering:               Public shelf offering -- a prospectus and prospectus
                        supplement will be distributed after pricing.

Pricing Date:           TBD

Investor

Settlement Date:        12/31/96

Form of Certificates:   Book-Entry form, same-day funds through DTC, Euroclear
                        and CEDEL

Pass-Through Rate:      TBD     %

Payment Date:           The 15th day of each month (or, if any such date is not
                        a business day, the first business day thereafter) commencing on January 15, 1997. The payment delay will be 14 days for the Certificates.

Interest Accrual:       The "Interest Accrual Period" for the Certificates will

                        be the calendar month preceding the month of such Remittance Date. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Optional Termination:   The Servicer has the option to purchase from the Trust
                        all remaining Contracts and all other property in the Trust on any Remittance Date when the Pool Principal
                        Balance is less than 10% of the Aggregate Cut-off Date
                        Pool Principal Balance.

 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL
                             ADVISOR IMMEDIATELY.

                           UCFC Funding Corporation

     Manufactured Housing Contract Pass-Through Certificates Series 1996-2

Pre-Funding Account:    Approximately $ 6,984,000 of additional manufactured
                        housing installment sales contracts and manufactured housing installment loan agreements (collectively, the "Subsequent Contracts") may be purchased by the Trust prior to March 15, 1997. Any amount no so used will be distributed on the Remittance Date at or immediately following the end of such Pre-Funding Period to the Certificate Holders.

Certificate Insurer:    MBIA Insurance Corporation ("MBIA").  MBIA's
                        claims-paying ability is rated "AAA" by Standard &
                        Poor's, "Aaa" by Moody's Investors Service and "AAA" by
                        Fitch Investors Service, Inc.

Certificate Insurance
Policy: The Certificate Insurance Policy will provide 100% coverage of timely interest and ultimate principal payments due on the Certificates.

Servicing Fee:          50 basis points per annum.

ERISA Considerations:   Prior to the termination of the Pre-Funding Period, the
                        Offered Certificates may not be purchased by a pension or other employee benefit plan subject to the Employee
                        Retirement Income Security Act of 1974, as amended
                        ("ERISA").

                        Upon termination of the Pre-Funding Period, the Certificates will be ERISA eligible. However, the investors should consult with their counsel with respect to the consequences under ERISA and the Code of the Plan's acquisition and ownership of such Certificates.

SMMEA Considerations:   The Certificates will not constitute "mortgage related
                        securities" for purposes of the Secondary Mortgage
                        Market Enhancement Act of 1984 ("SMMEA").

Prospectus:             The Certificates are being offered pursuant to a
                        Prospectus which includes a Prospectus Supplement
                        (together, the "Prospectus") Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the

                        Prospectus.

 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL
                             ADVISOR IMMEDIATELY.

                           UCFC Funding Corporation

     Manufactured Housing Contract Pass-Through Certificates Series 1996-2

Deal ID/CUSIP UCFCMH62                            Coupon                   7.135
Class         A      PASS THRU                    Accr  0.59458 1st Pmt 01/15/97
Collateral    100%WL  (Real)                      Factor 1.000000000 on 12/31/96
WAM    (Orig)         (19.431)                    Mat 04/15/28   Settle 12/31/96

          MHP 175   MHP 125   MHP 150   MHP 200   MHP 225   MHP 250   MHP 275
   Price

   -----  --------- --------- --------- --------- --------- --------- ---------
   99-21+    7.249     7.248     7.248     7.249     7.250     7.250     7.251
   99-22     7.245     7.245     7.245     7.245     7.246     7.246     7.246
   99-22+    7.242     7.242     7.242     7.242     7.242     7.242     7.242
   99-23     7.238     7.239     7.238     7.238     7.238     7.237     7.237
   99-23+    7.235     7.236     7.235     7.234     7.234     7.233     7.233
   99-24     7.231     7.233     7.232     7.230     7.230     7.229     7.228
   99-24+    7.228     7.229     7.229     7.227     7.226     7.225     7.224
   99-25     7.224     7.226     7.225     7.223     7.222     7.221     7.219
   99-25+    7.221     7.223     7.222     7.219     7.218     7.216     7.215
   99-26     7.217     7.220     7.219     7.215     7.214     7.212     7.210
   99-26+    7.214     7.217     7.215     7.212     7.210     7.208     7.206
   99-27     7.210     7.214     7.212     7.208     7.206     7.204     7.201
   99-27+    7.207     7.211     7.209     7.204     7.202     7.199     7.197
   99-28     7.203     7.208     7.206     7.200     7.198     7.195     7.192
   99-28+    7.200     7.205     7.202     7.197     7.194     7.191     7.188
   99-29     7.196     7.202     7.199     7.193     7.190     7.187     7.183
   99-29+    7.193     7.199     7.196     7.189     7.186     7.182     7.179
   99-30     7.189     7.196     7.192     7.185     7.182     7.178     7.175
   99-30+    7.185     7.193     7.189     7.182     7.178     7.174     7.170
   99-31     7.182     7.190     7.186     7.178     7.174     7.170     7.166
   99-31+    7.178     7.187     7.183     7.174     7.170     7.166     7.161
  100-00     7.175     7.184     7.179     7.171     7.166     7.161     7.157
  100-00+    7.171     7.180     7.176     7.167     7.162     7.157     7.152
  100-01     7.168     7.177     7.173     7.163     7.158     7.153     7.148
  100-01+    7.164     7.174     7.169     7.159     7.154     7.149     7.143
  100-02     7.161     7.171     7.166     7.156     7.150     7.145     7.139
  100-02+    7.157     7.168     7.163     7.152     7.146     7.140     7.134
  100-03     7.154     7.165     7.160     7.148     7.142     7.136     7.130
  100-03+    7.150     7.162     7.156     7.144     7.138     7.132     7.126
  100-04     7.147     7.159     7.153     7.141     7.134     7.128     7.121
  100-04+    7.143     7.156     7.150     7.137     7.130     7.124     7.117
  100-05     7.140     7.153     7.146     7.133     7.126     7.119     7.112
  100-05+    7.137     7.150     7.143     7.129     7.122     7.115     7.108
  100-06     7.133     7.147     7.140     7.126     7.118     7.111     7.103
  100-06+    7.130     7.144     7.137     7.122     7.114     7.107     7.099
  100-07     7.126     7.141     7.133     7.118     7.110     7.103     7.094
  100-07+    7.123     7.138     7.130     7.115     7.106     7.098     7.090
  100-08     7.119     7.135     7.127     7.111     7.103     7.094     7.085
  100-08+    7.116     7.132     7.124     7.107     7.099     7.090     7.081


Avg. Life    6.172     7.407     6.732     5.669     5.231     4.855     4.517
Mod. Dur.    4.433     5.080     4.734     4.157     3.907     3.686     3.482
1st  Pmt.    0.042     0.042     0.042     0.042     0.042     0.042     0.042
Last Pmt. 12/15/10  02/15/13  11/15/11  12/15/09  01/15/09  04/15/08  07/15/07

 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL
                             ADVISOR IMMEDIATELY.

                           UCFC Funding Corporation

     Manufactured Housing Contract Pass-Through Certificates Series 1996-2

--------------------------------------------------------------------------------

     -  UCFCMH62

     -  Cut Off Date of Tape is  12/2/96

     -  FIX

     -      $43,016,213.43

     -  Mortgage Summary Report

--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   1,307

Aggregate Unpaid Principal Balance:                $43,016,213.43
Aggregate Original Principal Balance:              $43,061,224.65

Weighted Average Gross Coupon:                            11.492%
Gross Coupon Range:                             8.250% -  16.750%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $32,912.18
Average Original Principal Balance:                    $32,946.61

Maximum Unpaid Principal Balance:                     $114,849.53
Minimum Unpaid Principal Balance:                       $5,000.00

Maximum Original Principal Balance:                   $114,957.23
Minimum Original Principal Balance:                     $5,000.00

Weighted Avg. Stated Rem. Term (LPD to Mat Date):         233.500
Stated Rem Term Range:                          54.000 -  360.000

Weighted Avg. Amortized Rem. Term:                        233.683
Amortized Rem Term Range:                       56.000 -  360.055

Weighted Average Age (First Pay thru Last Pay):             0.446
Age Range:                                       0.000 -   58.000

Weighted Average Original Term:                           233.946
Original Term Range:                            60.000 -  360.000

Weighted Average Original LTV:                             80.227
Original LTV Range:                            18.000% - 100.000%

Weighted Average Current LTV:                              80.155

Current LTV Range:                             18.000% - 100.000%

--------------------------------------------------------------------------------

 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL
                             ADVISOR IMMEDIATELY.

 THE DESCRIPTION OF THE COLLATERAL HEREIN SUPERSEDES ANY PRIOR DESCRIPTIONS OF
    THE COLLATERAL AND WILL BE SUPERSEDED BY THE DESCRIPTION THEREOF IN THE
                             PROSPECTUS SUPPLEMENT

                           UCFC Funding Corporation

     Manufactured Housing Contract Pass-Through Certificates Series 1996-2

          GEOGRAPHICAL DISTRIBUTION

 --------------------------------------------
                                   Total
          #           %           Current
 State  Loans        Pool         Balance

AL          2          .09            $37,593
AR          8          .51           $219,958
AZ          9         1.13           $486,832
CA          6          .47           $201,047
CO         14         1.27           $544,259
FL        157        12.18         $5,240,647
GA        115         9.02         $3,880,874
IA          2          .06            $27,900
IL          1          .06            $24,750
IN         17         1.76           $756,189
KS          2          .13            $57,003
KY         11          .82           $351,900
LA         65         4.12         $1,774,224
MA          1          .11            $49,200
MD          5          .40           $172,337
ME          5          .39           $168,875
MI         31         2.44         $1,050,281
MN         34         2.13           $915,500
MO          4          .33           $143,250
MS         21         1.47           $632,127
NC        236        19.05         $8,195,940
NH          2          .14            $59,900
NM         21         1.82           $783,469
NY          6          .78           $336,933
OH         10          .78           $335,225
OK          6          .40           $172,900
OR          4          .40           $173,337
PA         22         1.26           $542,302
SC        208        14.60         $6,281,935
TN         38         3.05         $1,311,409
TX        203        15.12         $6,504,166
VA         11          .89           $384,075
VT          2          .23            $99,100
WA          2          .24           $104,346
WI          4          .29           $126,286
WV         16         1.28           $551,727
Unknown     6          .74           $318,417
---------------------------------------------
Total.. 1,307       100.00%       $43,016,213
=============================================



                   CURRENT MORTGAGE AMOUNT

----------------------------------------------------------------------------
                                                     Total
             Current               #      %         Current
          Mortgage Amt.           Loan   Pool       Balance

         Balance <=   5,000           1    .01         $5,000.00
  5,000 < Balance <=  10,000         53    .99       $427,301.29
 10,000 < Balance <=  15,000        120   3.51     $1,508,026.28
 15,000 < Balance <=  20,000        109   4.52     $1,942,718.67
 20,000 < Balance <=  25,000        159   8.39     $3,610,515.13
 25,000 < Balance <=  30,000        189  12.15     $5,227,588.27
 30,000 < Balance <=  35,000        154  11.62     $4,997,846.95
 35,000 < Balance <=  40,000        137  12.00     $5,161,991.72
 40,000 < Balance <=  45,000        105  10.34     $4,447,453.68
 45,000 < Balance <=  50,000         93  10.24     $4,406,578.38
 50,000 < Balance <=  55,000         65   7.89     $3,393,249.91
 55,000 < Balance <=  60,000         54   7.21     $3,099,448.28
 60,000 < Balance <=  65,000         23   3.36     $1,443,546.71
 65,000 < Balance <=  70,000         16   2.51     $1,079,725.74
 70,000 < Balance <=  75,000         17   2.87     $1,234,501.27
 75,000 < Balance <=  80,000          4    .71       $306,928.77
 80,000 < Balance <=  85,000          4    .77       $330,658.87
 90,000 < Balance <=  95,000          3    .65       $278,283.98
110,000 < Balance <= 115,000          1    .27       $114,849.53
----------------------------------------------------------------------------
Total.....                        1,307 100.00%   $43,016,213.43
============================================================================

 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL
                             ADVISOR IMMEDIATELY.

 THE DESCRIPTION OF THE COLLATERAL HEREIN SUPERSEDES ANY PRIOR DESCRIPTIONS OF
    THE COLLATERAL AND WILL BE SUPERSEDED BY THE DESCRIPTION THEREOF IN THE
                             PROSPECTUS SUPPLEMENT

                           UCFC Funding Corporation

     Manufactured Housing Contract Pass-Through Certificates Series 1996-2

                       GROSS COUPON

------------------------------------------------------------------
                                                    Total
             Gross                #      %         Current
             Coupon              Loan   Pool       Balance

 8.00% < Gross Coupon <=  8.25%     10   1.08       $464,780.97
 8.25% < Gross Coupon <=  8.50%      9    .99       $426,961.46
 8.50% < Gross Coupon <=  8.75%      4    .48       $205,868.79
 8.75% < Gross Coupon <=  9.00%      7    .84       $359,803.50
 9.00% < Gross Coupon <=  9.25%     11   1.13       $487,663.77
 9.25% < Gross Coupon <=  9.50%     11    .99       $424,517.81
 9.50% < Gross Coupon <=  9.75%     22   2.44     $1,047,858.66
 9.75% < Gross Coupon <= 10.00%     44   4.30     $1,850,194.88
10.00% < Gross Coupon <= 10.25%     63   6.06     $2,605,897.10
10.25% < Gross Coupon <= 10.50%    128  11.01     $4,736,632.44
10.50% < Gross Coupon <= 10.75%     88   6.86     $2,952,861.50
10.75% < Gross Coupon <= 11.00%    144  10.61     $4,565,296.72
11.00% < Gross Coupon <= 11.25%     71   4.79     $2,061,487.31
11.25% < Gross Coupon <= 11.50%     73   5.61     $2,413,108.39
11.50% < Gross Coupon <= 11.75%     81   5.15     $2,214,902.43
11.75% < Gross Coupon <= 12.00%    121   8.16     $3,510,970.24
12.00% < Gross Coupon <= 12.25%     81   4.58     $1,971,242.84
12.25% < Gross Coupon <= 12.50%     73   6.95     $2,990,161.58
12.50% < Gross Coupon <= 12.75%     35   2.15       $926,244.09
12.75% < Gross Coupon <= 13.00%     22   1.26       $540,193.25
13.00% < Gross Coupon <= 13.25%     34   2.89     $1,243,729.49
13.25% < Gross Coupon <= 13.50%     43   3.96     $1,702,218.35
13.50% < Gross Coupon <= 13.75%     10    .81       $346,555.43
13.75% < Gross Coupon <= 14.00%     21   1.36       $585,457.86
14.00% < Gross Coupon <= 14.25%      4    .18        $75,734.97
14.25% < Gross Coupon <= 14.50%     14    .99       $427,253.46
14.50% < Gross Coupon <= 14.75%     17    .93       $399,500.00
14.75% < Gross Coupon <= 15.00%     26   1.13       $484,916.65
15.00% < Gross Coupon <= 15.25%     17    .98       $423,468.81
15.25% < Gross Coupon <= 15.50%     22   1.30       $559,230.68
16.50% < Gross Coupon <= 16.75%      1    .03        $11,500.00
------------------------------------------------------------------
Total.....                       1,307 100.00%   $43,016,213.43
==================================================================


                         REMAINING TERM

------------------------------------------------------------------
                                                    Total
                                  #      %         Current

         Remaining Term          Loan   Pool       Balance

 48 < Rem Term <=  60               30    .84       $363,388.50
 60 < Rem Term <=  72                6    .19        $80,174.06
 72 < Rem Term <=  84               41   1.19       $512,734.51
 84 < Rem Term <=  96               10    .36       $153,450.16
 96 < Rem Term <= 108                4    .18        $78,679.91
108 < Rem Term <= 120              157   7.56     $3,251,623.51
120 < Rem Term <= 132                1    .05        $20,729.17
132 < Rem Term <= 144              150   9.02     $3,881,161.42
168 < Rem Term <= 180              294  21.68     $9,324,510.40
192 < Rem Term <= 204                1    .07        $31,600.00
228 < Rem Term <= 240              315  27.53    $11,843,910.54
276 < Rem Term <= 288                2    .15        $65,019.00
288 < Rem Term <= 300              154  13.90     $5,978,763.41
336 < Rem Term <= 348                1    .15        $62,541.13
348 < Rem Term <= 360              141  17.13     $7,367,927.71
------------------------------------------------------------------
Total.....                       1,307 100.00%   $43,016,213.43
==================================================================

 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL
                             ADVISOR IMMEDIATELY.

 THE DESCRIPTION OF THE COLLATERAL HEREIN SUPERSEDES ANY PRIOR DESCRIPTIONS OF
    THE COLLATERAL AND WILL BE SUPERSEDED BY THE DESCRIPTION THEREOF IN THE
                             PROSPECTUS SUPPLEMENT

                           UCFC Funding Corporation

     Manufactured Housing Contract Pass-Through Certificates Series 1996-2

                        ORIGINAL MATURITY

------------------------------------------------------------------
                                                    Total
            Original              #      %         Current
            Maturity             Loan   Pool       Balance

50  < Original Maturity <=  60      30    .84       $363,388.50
70  < Original Maturity <=  80       5    .16        $68,589.00
80  < Original Maturity <=  90      42   1.22       $524,319.57
90  < Original Maturity <=  100      9    .28       $119,087.23
100 < Original Maturity <=  110      2    .13        $54,197.19
110 < Original Maturity <=  120    158   7.58     $3,260,764.57
140 < Original Maturity <=  150    153   9.19     $3,951,595.18
170 < Original Maturity <=  180    294  21.68     $9,324,510.40
200 < Original Maturity <=  210      1    .07        $31,600.00
230 < Original Maturity <=  240    315  27.53    $11,843,910.54
290 < Original Maturity <=  300    156  14.05     $6,043,782.41
350 < Original Maturity <=  360    142  17.27     $7,430,468.84
------------------------------------------------------------------
Total.....                       1,307 100.00%   $43,016,213.43
==================================================================


                  LOAN AGE IN MONTHS

------------------------------------------------------------------
                                                    Total
                                  #      %         Current
       Age of Loan               Loan   Pool       Balance

  0 = Age                          964  74.59    $32,085,758.30
  0 < Age <=  12                   338  25.20    $10,839,295.25
 12 < Age <=  24                     3    .10        $41,455.29
 36 < Age <=  48                     1    .04        $15,341.66
 48 < Age <=  60                     1    .08        $34,362.93
------------------------------------------------------------------
Total.....                       1,307 100.00%   $43,016,213.43
==================================================================



                       ORIGINAL LTV RANGE

------------------------------------------------------------------


                                                    Total

               LTV                #      %         Current
              RANGE              Loan   Pool       Balance

 15.000 < LTV <=  20.000             2    .05        $21,448.75
 20.000 < LTV <=  25.000             1    .02         $8,946.15
 25.000 < LTV <=  30.000             6    .16        $70,573.92
 30.000 < LTV <=  35.000            10    .32       $138,120.15
 35.000 < LTV <=  40.000             7    .23       $100,444.01
 40.000 < LTV <=  45.000            18    .61       $262,525.56
 45.000 < LTV <=  50.000            27   1.27       $547,850.28
 50.000 < LTV <=  55.000            27   1.14       $492,383.30
 55.000 < LTV <=  60.000            43   2.66     $1,145,237.75
 60.000 < LTV <=  65.000            63   3.69     $1,588,303.22
 65.000 < LTV <=  70.000           109   7.44     $3,201,762.22
 70.000 < LTV <=  75.000           195  14.66     $6,304,308.37
 75.000 < LTV <=  80.000           254  23.12     $9,945,202.78
 80.000 < LTV <=  85.000           114   8.72     $3,748,951.95
 85.000 < LTV <=  90.000           132  11.18     $4,808,818.50
 90.000 < LTV <=  95.000           142  11.91     $5,121,377.84
 95.000 < LTV <= 100.000           157  12.81     $5,509,958.68
------------------------------------------------------------------
Total.....                       1,307 100.00    $43,016,213.43
==================================================================

 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL
                             ADVISOR IMMEDIATELY.

 THE DESCRIPTION OF THE COLLATERAL HEREIN SUPERSEDES ANY PRIOR DESCRIPTIONS OF
    THE COLLATERAL AND WILL BE SUPERSEDED BY THE DESCRIPTION THEREOF IN THE
                             PROSPECTUS SUPPLEMENT

                          PROPERTY-TYPE

--------------------------------------------------------------------


                                                       Total
                                  #      %            Current
                                 Loan   Pool          Balance

Man.Hsg/Land-and-Home              643  57.25       $24,625,642.79
Man.Hsg/Chattel Contract           664  42.75       $18,390,570.64
---------------------------------------------------------------------
Total.....                       1,307 100.00%      $43,016,213.43
=====================================================================


                               NEW/USED

------------------------------------------------------------------


                                                        Total
                                  #      %             Current
     Loan Feature                Loan   Pool           Balance

New                                496  41.31       $17,768,559.99
Used                               811  58.69       $25,247,653.44
------------------------------------------------------------------
Total.....                       1,307 100.00%      $43,016,213.43
==================================================================


                            UNITS

--------------------------------------------------------------------


                                                      Total
                                  #      %           Current
     Loan Feature                Loan   Pool         Balance

1                                  641  36.11      $15,533,676.12
2                                  601  57.21      $24,607,526.85
3                                    3    .34         $145,505.21
0 *                                 62   6.35       $2,729,505.25
--------------------------------------------------------------------
Total.....                       1,307 100.00%     $43,016,213.43
====================================================================
*unknown

 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A

 DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL
                             ADVISOR IMMEDIATELY.

 THE DESCRIPTION OF THE COLLATERAL HEREIN SUPERSEDES ANY PRIOR DESCRIPTIONS OF
    THE COLLATERAL AND WILL BE SUPERSEDED BY THE DESCRIPTION THEREOF IN THE
                             PROSPECTUS SUPPLEMENT